UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

CONO ITALIANO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51388	84-1665042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Main Street Keyport, NJ 07735
(Address of principal executive offices)

877-330-2666

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On February 17, 2012, Cono Italiano, Inc. (the “Company”) filed an amendment to the Company’s articles of incorporation with the Secretary of State of the State of Nevada to increase the Company’s authorized common stock from one hundred million (100,000,000) to one hundred and fifty million (150,000,000) shares of common stock, par value $0.001 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

3.1*                 Amendment to the Articles of Incorporation, dated February 17, 2012

*Filed herewith

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONO ITALIANO, INC.

Date: February 28, 2012	By:	/s/ Mitchell Brown
Name: Mitchell Brown
Title: Chief Executive Officer